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                                                                    Exhibit 10.4

         English Summary of Agreements in Connection with Nanjing Lease

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
Landlord:            Nanjing Xin Lian Electronic Equipment Co., Ltd.

Tenant:              Nanjing BBMF Information Technology Co., Ltd.

Property Address:    The whole on Level 2 to 4 and the hall on Level 1, Block 4, 70 Matai Sheet, Hunan
                     Road, Nanjing, China.

SIGNED (DD-MMM-      21-Jul-2004   COMMENCEMENT    1-Oct-2004   TERMINATION   30-Sep-2007
YYYY):                             DATE:                        DATE:

SQUARE METERS:       2833.33
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
   CURRENT QUARTERLY RENT          RMB
   ----------------------        -------
Rent                             150,000

Facilities Rental Fee             37,500

Management Fee                    25,000
                                 -------
TOTAL CURRENT QUARTERLY RENT:    212,500
                                 -------
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
   AGREEMENT                                 DESCRIPTION                          SECTION
   ---------                                 -----------                          -------
Lease Agreement

Premises             The Landlord and the Tenant agree that the premises has a     1 & 2
                     total gross floor are of 2833.33 sqm. The monthly rent is
                     RMB17.64708 per sqm.

Renovations          The renovation had been completed prior to lease                  1
                     commencement.

Rental Payment       The Tenant agrees that Nanjing Xin Lian Chuangye Yuan             4
                     Management Co., Ltd. (the "Management Company") shall
                     receive the rental payment and handle all other ancillary
                     matters on behalf of the Landlord.

Facilities Rental Agreement

Facilities           The Landlord shall provide 1 elevator, 8 centralize air
                     conditioning system and 2 air conditioner in the leased premises to the Tenant during the lease term. The annual rental fee is RMB150,000.

Management Agreement

Management Service   The Management Company shall provide to the Tenant all        1 & 2
                     necessary property management services and ensure that
                     there are sufficient water and electricity supply in the
                     leased premises during the lease term. The annual
                     management fee is RMB100,000.

Payment              The Tenant shall pay the quarterly rent, facilities rental    3 & 6
                     fee and management fee to the Management Company. The first quarterly payment shall be made on or before 15th Sept
                     2004. Thereafter payable before the 5th day of each and
                     every three calendar months commencing from 1st January
                     2005.

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
Repair and           The Management Company shall be responsible for, among            4
Maintenance          other matters, 4 the repair and maintenance of the 8
                     centralize air conditioning system and 2 air conditioner
                     for the first 6 months, and the repair and maintenance of
                     the elevator during the lease term.

Default              The Management Company may terminate the supply of water          6
                     and electricity and take possession of the leased premises if the quarterly rent, facilities rental fee or management fee shall not be payable when due for more than 1 month.

Renewal              The Tenant or the Management Company shall serve 3 months'        8
                     written notice to the other party if either party intends
                     to amend or renew the lease term.

Early Termination    During the lease term, the Tenant shall have the right to         8
                     terminate 8 the lease by paying 10% of the remaining total rent, facilities rental fee and management fee due on the
                     lease agreement had the lease not been early terminated.
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